THE MARSICO INVESTMENT FUND
Marsico Focus Fund
Marsico Growth Fund
Marsico 21st Century Fund
Marsico International Opportunities Fund
Marsico Flexible Capital Fund
Marsico Global Fund
(each, a "Fund")
Supplement dated November 30, 2015
to the Prospectus and Statement of Additional Information ("SAI")
 dated January 30, 2015, as supplemented
The Board of Trustees has approved an amendment to each Fund's Investment Advisory and Management Agreement with Marsico Capital Management, LLC (the "Adviser"), effective December 1, 2015, to lower the fee rate payable by each Fund to the Adviser for services provided by the Adviser.
Previously, each Fund paid the Adviser a fee calculated using the following rates:  0.85% per year of its average daily net assets up to $3 billion and 0.75% per year of its average daily net assets exceeding $3 billion, for the Focus Fund and the Growth Fund; and 0.85% per year of its average daily net assets for the 21st Century Fund, the International Opportunities Fund, the Flexible Capital Fund and the Global Fund.
Effective December 1, 2015, each Fund will pay the Adviser a fee calculated using the following, lower rates: 0.80% per year of its average daily net assets up to $250 million, 0.75% per year of its average daily net assets for the next $250 million, 0.70% per year of its average daily net assets for the next $250 million, and 0.65% per year of its average daily net assets exceeding $750 million.  Both before and after the change, the fees are computed and accrued daily and payable monthly.
Accordingly, effective December 1, 2015, corresponding changes are deemed to be made to each Fund's Annual Fund Operating Expenses table and accompanying Example, and to the second paragraph of the "More Information About the Funds/Fund Management—The Investment Adviser" section of the Prospectus.  Also effective December 1, 2015, conforming changes are deemed to be made to the SAI.  Shareholders should keep in mind the new fee schedule when reviewing the identified provisions of the prospectus and SAI.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE